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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY
                                -----------------


KNOW ALL MEN BY THESE PRESENTS, That M.A. Hanna Company, a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. ("SEC"), under the Securities Act of 1933, as amended ("Act"), a registration statement or registration statements on Form S-3 or such other form as the officers of the Company may determine may be appropriate with respect to the offering and sale of up to $300 million of debt securities, and each of the undersigned officers and Directors of the Company hereby constitutes and appoints Martin D. Walker, Douglas J. McGregor, Michael
S. Duffey, John S. Pyke, Jr. and Kevin D. Cramer, and each of them, his or her true and lawful attorney or attorneys to execute in his or her name, place and stead in any such capacity, to sign, execute and file with the SEC such aforesaid registration statements under the Act, including any amendment or amendments or any post-effective amendment or amendments relating thereto with all exhibits, and any and all document required to be filed with any federal or state board or commission, pertaining to the securities subject to such registration, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as each of them might or could do personally present, hereby ratifying and confirming all that said attorney or attorneys, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 1st day of May, 1996.


                                        M. A. HANNA COMPANY


                                        By /s/ John S. Pyke, Jr.
                                           ------------------------------------
                                           John S. Pyke, Jr.
                                           Vice President, General Counsel
                                                and Secretary



By /s/ Martin D. Walker                By /s/ Michael S. Duffey
   ----------------------------------      ------------------------------------
   Martin D. Walker, Chairman and          Michael S. Duffey, Vice President
   Chief Executive Officer, Director       Chief Financial Officer and Treasurer






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By /s/ Douglas J. McGregor              By /s/ Thomas E. Lindsey
   ----------------------------------      ------------------------------------
   Douglas J. McGregor, President          Thomas E. Lindsey, Controller and
   and Chief Operating Officer, Director   Chief Accounting Officer


By /s/ B.C. Ames                        By /s/ C.A. Cartwright
   ----------------------------------      ------------------------------------
   B.C. Ames, Director                     C.A. Cartwright, Director


By /s/ W.R. Embry                       By /s/ J.T. Eyton
   ----------------------------------      ------------------------------------
   W.R. Embry, Director                    J.T. Eyton, Director


By /s/ G.D. Kirkham                     By /s/ M.L. Mann
   ----------------------------------      ------------------------------------
   G.D. Kirkham, Director                  M.L. Mann, Director


By /s/ R.W. Pogue
   ----------------------------------
   R.W. Pogue, Director